Exhibit 10.9

Exhibit 10.9

AMENDED AND RESTATED INVESTMENT AGREEMENT

THIS AMENDED AND RESTATED INVESTMENT AGREEMENT dated as of September 3, 2009 (this “Agreement”), between INSURANCE STRATEGIES FUND, LLC, a Delaware limited liability company (“ISF”) and GWG HOLDINGS, LLC, a Delaware limited liability company (“GWG Holdings”) and its wholly owned subsidiaries GWG LIFE SETTLEMENTS, LLC, a Delaware limited liability company (“GWLIFE”), OPPORTUNITY BRIDGE FUNDING, LLC, a Delaware limited liability company (“OBF”), and UNITED LENDING, LLC a Minnesota limited liability company (“UNITED”) (all entities collectively referred to herein as “GWG”). This Agreement shall be effective on the date first set forth above (as hereinafter defined) (“Effective Date”).

RECITALS

WHEREAS, ISF is a limited liability company that wishes to make investments in GWLIFE that GWLIFE will in turn invest in GWG DLP Funding I, LLC and GWG DLP Funding II, LLC (the “Funds”).

WHEREAS, GWG agrees that all distributions, cash flows and proceeds realized by GWG from or in respect to its membership interests (of whatever class) in the Funds be paid and distributed to ISF, except to the extent that they are required to be used to pay amounts outstanding under certain senior lenders to which the membership interests are properly subordinated under Sections 6 and 7 hereof.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Recitals. The Recitals set forth above are agreed to be true and correct and incorporated herein by this reference as part of the body of this Agreement.

Investment Requests. GWLIFE may request an investment from ISF under this Agreement from time to time by delivering a written investment request to ISF, in substantially the form attached hereto as Exhibit A (the “Request”). Requests shall be delivered to ISF at least ten (10) business days in advance of the requested funding date and shall specify and allocate the amount to be directed towards the specific investments set forth on attached Schedule A, all of which are operated as wholly-owned subsidiaries of GWG Holdings or GWLIFE. ISF, in its sole and absolute discretion, shall determine whether to make such investment and shall notify GWG of such acceptance, modification or refusal prior to the requested funding date set forth in the Request; provided, however, any failure by ISF to provide a response to GWG of whether to accept an investment shall not be a breach of this Agreement, but shall rather constitute notice to GWG that ISF declines to fund that specific investment request. Both parties agree to keep true and accurate books and records reflecting the investments made by ISF and the repayments made by GWG.

No Commitment. This Agreement is not a commitment and does not entitle GWG to receive any loans, equity investments or other funding hereunder unless and until ISF approves such investment in its sole discretion. ISF shall not have any liability whatsoever to GWG, any officer, director, employee, agent, customer, vendor, subsidiary, creditor or member of GWG, or any other person by reason of this Agreement, any failure to make any investment requested by GWG hereunder, any demand for (or failure to demand or delay in demanding) repayment of any investment.

4. Fees Paid to GWG. This Agreement shall set forth the fee amounts GWG may charge in conjunction with the acquisition of assets which ISF shall provide investments pursuant to Schedule A.

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a. With respect to the purchase of life insurance policies owned by and through GWLIFE. GWLIFE shall receive an amount equal to no more than 2.5% of the death benefit amount of each policy purchased (which amount shall then be capitalized into the price of the policy) and become part of the investment in the life settlement.

b. With respect to the origination and acquisition of premium finance loans secured by life insurance policies. UNITED shall receive an amount equal to 10% of the available gross commission collected by UNITED, all additional commissions shall at the direction of ISF, either: (i) be paid to reduce JSF’s net investment, or (ii) be paid directly to ISF.

c. With respect to the origination and acquisition of secured, but unperfected, bridge loans for transacting life insurance policies, OBF shall receive an amount equal to 1.5% of the loan amount in the form of an origination fee with each bridge loan (which amount shall then be capitalized into the loan amount) and become part of the investment in the bridge loan.

5. Representations and Warranties of GWG.

a. GWG is a limited liability company duly organized and validly existing under the laws of the state Delaware. GWG are qualified to do business, in good standing and properly licensed in each jurisdiction in which the character and location of the assets or the nature of the business transacted by GWG makes such qualification necessary, except for when the failure to qualify would not have a material adverse effect on the business, operations or financial condition of GWG. GWG has all the requisite corporate power and authority to own or lease and operate their properties and carry on their business as presently being conducted.

b. The execution, delivery and performance of this Agreement by GWG and consummation of the transactions contemplated hereby have been duly and effectively authorized by the Board of Governors of GWG and no other corporate proceedings are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by GWG and constitutes the valid and binding obligation of GWG in accordance with its terms. There are no consents, notices, registrations or filings of any kind that must be made or obtained in order to complete the transactions contemplated by this Agreement.

c. The execution, delivery and performance of this Agreement by GWG and consummation by GWG of the transactions contemplated hereby will not, with or without the giving of notice and the lapse of time, or both, (a) violate any provision of law, statute, rule or regulation to which GWG is subject, (b) violate any judgment, order, writ or decree of any court applicable to GWG, or (c) result in the breach of or conflict with any material term, covenant, condition or provision of, result in the modification or termination of, or constitute a default under the Certificate of Organization, Operating Agreement or other organizational document of GWG, or any other commitment, contract or other agreement or instrument, to which the GWG is a party.

d. There is no claim, action, suit, proceeding, arbitration, investigation or hearing or notice of hearing pending or, to the knowledge of GWG, threatened, relating to or affecting GWG, or the transactions contemplated by this Agreement; nor are any facts known to GWG which may give rise to any such claim, action, suit, proceeding, arbitration, investigation or hearing which may have any material adverse effect upon the operations or business of GWG or the transactions contemplated by this Agreement.

e. No consent, approval, license, authorization or order of or declaration or registration or filing with any governmental authority is required to be made or obtained by GWG in

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connection with the execution, delivery or performance of this Agreement, or the consummation of the transactions contemplated hereby or thereby, except such as have been duly made, effected or obtained.

f. GWG are solvent and will not become insolvent after giving effect to the transactions contemplated by the Agreement. GWG is paying its debts as they become due and after giving effect to the transactions contemplated by the Agreement will have adequate capital to conduct its business.

g. GWG has prepared and filed, with the appropriate federal, state and local tax authorities, all income, employment, excise and other tax returns required to be filed as of the date hereof and have paid all taxes shown on such returns to be due or which have become due pursuant to any assessments, deficiency notice, 30 day letter or similar notice received by them, other than those taxes which are being contested in good faith and by proper proceedings and as to which appropriate reserves arc being maintained in accordance with GAAP. To GWG’s knowledge, (i) there are no claims pending or threatened for taxes against GWG, (ii) no waivers of statutes of limitations have been granted, and (iii) all federal, state and local income, profits, franchise, employment, sales, use, occupation, property, excise or other taxes attributable to GWG have been fully paid or adequate reserves have been provided therefore.

h. GWG is, and at all times has been, in full compliance with all laws, ordinances,

regulations, orders and other requirements that are or were applicable to the conduct or operation of its business including, without limitation, the Internal Revenue Code of 1986, the Occupational Safety and Health Act and the National Environmental Policy Act. No event has occurred or circumstance exists that (with or without notice or lapse of time) (i) may constitute or result in a material violation by GWG of, or a failure on the part of GWG to comply with, any such laws, ordinances, regulations, orders or other requirements, or (ii) may give rise to any obligation on the part of GW to undertake, or to bear all or any portion of the cost of, any remedial action of any nature, and (c) GWG has not received any written notice or other communication (whether oral or written) from any governmental authority or any other person regarding (i) any actual, alleged, possible or potential violation of, or failure to comply with, any such laws, ordinances, regulations, orders or other requirements, or (ii) any actual, alleged, possible or potential obligation on the part of GWG to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

i. All written information heretofore originated and furnished by GWG to ISF for purposes of or in connection with this Agreement, or any transaction contemplated hereby or thereby is, and all such written information hereafter originated and furnished by GWG to ISF, when taken as a whole, will be, to the knowledge of GWG, true and accurate in all material respects, on the date as of which such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact necessary to make the statements contained therein, taken as a whole and in context, not misleading.

6. Subordination to Senior Banks. ISF acknowledges that pursuant to secured credit facilities with DZ Bank AG Deutsche Zentral-Genossenschaftsbank (“DZ Bank”) and WestLB AG (“WestLB”), DZ Bank and WestLB have security interests in certain of the assets of GWG and ISF’s investments under this Agreement will be made through and accordingly the payment of any amounts to ISF on such investments is subject to the prior rights of DZ Bank and WestLB pursuant to the respective credit facilities. The right of any party to payment of any amounts owing hereunder is hereby expressly subordinated to the prior rights of DZ Bank and WestLB pursuant to the respective credit facilities.

7. Subordination to Noteholder and Other Senior Interests. ISF acknowledges that GWG is presently seeking to raise additional funds to purchase life insurance assets through an offering of notes (“LifeNotes”) as described in the Offering Memorandum dated [August 25th], 2009, as amended or

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supplemented from time to time (the “Offering Memorandum”). To the extent GWG issues Life Notes pursuant to the current offering contemplated by the Offering Memorandum and the funds are used to purchase life insurance assets in the Funds. ISF’s investments under this Agreement may be subject and subordinate to rights of the LifeNote holders which shall be senior in interest. ISF’s investment shall not be subordinated to any other indebtedness and GWG covenants and agrees not to incur any additional indebtedness that may impact ISF’s investments beyond the present WestLB, DZ Bank and LifeNotes facilities or offerings without the prior written consent of ISF.

8. ISF Senior to GWG. GWG acknowledges that pursuant to this Agreement, ISF’s investments under this Agreement will be senior to the rights of GWG to receive any payments from its assets herein owned, or subsequently acquired. GWG’s right of any party to payment of any amounts owing hereunder is hereby expressly subordinated to the prior rights of ISF pursuant to this Agreement.

Non-Exclusive. Nothing in this Agreement is intended to or shall, preclude (i) GWG from seeking or obtaining debt or equity funding from any person, subject to the limitations of this Agreement including Sections 6 and 7, or (ii) ISF from providing or offering to provide debt or equity funding to GWG or any other person, in each case on such terms and conditions as the parties to any such funding transaction shall from time to time determine, and whether on to any or all such terms an conditions, individually or in the aggregate are more or less favorable to ISF than the terms and conditions applicable to the investment terms set forth on Schedule A.

No Joint Venture. No party hereunder is an agent, partner or joint-venturer of any party, and no agency, partnership, joint venture, trust or similar relationship shall be established or deemed to be established by this Agreement, any investment requested, made, or repaid hereunder, or any other action or transaction contemplated hereby.

11. Further Assurances. From time to time, as requested by ISF, GWG shall execute and deliver, or cause to be executed and delivered all such documents and instruments and will take, or cause to be taken, all such reasonable actions, as ISF may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement.

12. Notices. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (i) when personally delivered to any officer of the party to whom it is addressed, (ii) on the earlier of actual receipt thereof or five (5) days following posting thereof by certified mail, postage prepaid, return receipt requested, or (iii) upon actual receipt thereof when sent by a recognized overnight delivery service, or (iv) upon actual receipt thereof when sent by facsimile to the number set forth below with electronic confirmation of receipt and subsequently confirmed by registered or certified mail, return receipt requested, or by recognized overnight delivery service to the address set forth below, in each case addressed to the applicable party at its address set forth below or at such other address as has been furnished in writing by such party to the other by like notice:

if to GWG:

220 South Sixth Street, Suite 1200 Minneapolis, Minnesota 55402 Attn: Jon Sabes, Its President Facsimile No.: 612-746-0445 Telephone No.: 612-746-1914

if to ISF:

220 South Sixth Street, Suite 1200

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Minneapolis, Minnesota 55402

Ann: ISF Management, LLC, Its Manager

Facsimile No.: 612-746-0445

Telephone No.: 612-746-1944

or at such other address, facsimile or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned “Notice of Change of Address.”

13. Confidentiality. Each party agrees that it will not, without the prior consent of the other party, disclose to any person not a party hereto any of the terms of this Agreement and will use all reasonable efforts to have all such information kept confidential, except that each party may use, retain, and disclose any such information (a) to its counsel, accountants, auditors, lenders, members and their respective legal counsel or other agents who agree to hold such information confidential, (b) that has been publicly disclosed (other than by such party in breach of this Section) or has rightfully come into the possession of such party on a nonconfidential basis, or (c) as required by law, rule, regulation, or any governmental agency or authority.

14.	Complete Agreement; Waivers and Modification.

This Agreement together with the exhibits hereto and thereto dated the date hereof between the parties hereto, constitute the complete and entire agreement between the parties regarding the subject matter hereof. All agreements, contracts, promises, representations and statements, if any, between the parties hereto or their representatives with respect to the subject matter hereof are merged into this Agreement.

No waiver or modification of the terms hereof shall be valid unless in a writing signed by all of the parties hereto.

No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other rights, power or remedy hereunder.

15. Construction, Headings. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the persons, entity or entities may require. Unless the context otherwise requires, references to agreements shall be deemed to mean and include such agreements as the same may be amended, supplemented or otherwise modified from time to time. Article and Section headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

Severability. The provisions of this Agreement are intended to be severable, if for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota without giving effect to its conflicts of law principles.

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Jurisdiction. Each party hereby irrevocably submits to the non-exclusive jurisdiction of any Minnesota State or United States Federal Court sitting in Hennepin County over any action or proceeding arising out of or relating to this Agreement, and each party hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Minnesota State or Federal Court. Each party irrevocably consents to the service of any and all process in any such action or proceeding by the serving of copies of such process to such party at its address. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party further waives any objection to venue in such state and any objection to an action or proceeding in such state on the basis of forum non conveniens. Each party further agrees that any action or proceeding brought against any other party shall be brought only in Minnesota State or United States Federal Court sitting in Hennepin County. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Third Party Beneficiary. The members of ISF are expressly made third party beneficiaries under this Agreement and shall be entitled to enforce ISF’s rights hereunder to the extent ISF refuses or is unable to effectively enforce or protect them.

20. Binding Effect; No Assignment. This Agreement shall become effective when it shall have been executed by the parties. No party shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the other parties.

[Signatures on the following page]

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement, or has caused this Agreement to be duly executed on its behalf, on the date first above written.

INSURANCE STRATEGIES FUND LLC

By: ISF Management, LLC, its Manager

By: /s/ Jon Sabes

Name: Jon Sabes

Title: CEO

GWG HOLDINGS. LLC

By: /s/ Jon Sabes

Name: Jon Sabes

Title: CEO

GWG LIFE SETTLEMENTS, LLC

By: /s/ Jon Sabes

Name: Jon Sabes

Title: CEO

UNITED LENDING, LLC

By: /s/ Jon Sabes

Name: Jon Sabes

Title: CEO

OPPORTUNITY BRIDGE FUNDING, LLC

By: /s/ Jon Sabes

Name: Jon Sabes

Title: CEO

SCHEDULE A

GWG Holdings, LLC—Working Capital Loans

ISF will provide working capital loans to GWG Holdings, LLC (“GWG Holdings”) for general working capital needs and expenses including, but not limited to, fees and expenses related to the establishment of and operation of the DZ Bank and WestLB facilities. It is the express intent of the parties that the investments made pursuant to working capital loans be classified as debt for accounting purposes. ISF’s loans shall be evidenced by a Note in the form attached in Exhibit X-1.

GWG LIFE SETTLEMENT, LLC—Life Settlement Investment

GWG Life Settlement, LLC (“GWLife”) hereby issues to ISF, redeemable preferred, Series I embership Interests in GWLife in an initial amount equal to $100, plus the principal amount of any additional investment made by ISF. Subject to the terms of this Agreement, GWLife’s Series I Membership Interests shall entitle ISF to receive all the economic benefits, including cash flow, proceeds and distributions of or from the current assets owned or hereafter acquired, directly or indirectly by GWLife, including in or through the Funds. It is the express intent of the parties that the investments made pursuant to the Series I Membership Interests be classified as equity for accounting purposes. Distributions of net cash flow realized directly or indirectly by GWLife, including from the Funds or otherwise in respect to life settlement investments, shall be made on or in respect to the Series I Membership Interests as follows:

First to any senior lender permitted hereunder according to the terms of such the senior facility:

Second, to any LifeNote holder permitted under this Agreement; and

Third, to ISF all remaining cash flow.

Such distributions shall be made on a monthly or more frequent basis as appropriate. The Series I Membership Interests shall be redeemable only with the express authorization of ISF and IPF Investments, LLC.

Opportunity Bridge Funding, LLC— Bridge Loans

Opportunity Bridge Funding, LLC (“OBF”) hereby issues to ISF, redeemable preferred, Class A Membership Interests in OBF in an amount equal to the principal amount of the investment made by ISF. Subject to the terms of this Agreement and OBF’s operating agreement, the Class A Membership Interests shall entitle ISF to all the economic benefit of the assets herein owned or acquired by OBF. It is the express intent of the parties that the investments made pursuant to Class A Membership Interests be classified as equity for accounting purposes. The priority of payments under the Class A Membership Interests’ with respect to bridge loan investments shall be as follows:

First to any senior lender according to the terms of such the senior facility;

Second, to ISF all remaining cash flow from bridge loan investments.

The Class A Membership Interests shall be redeemable only with the express authorization of ISF.

United Lending, LLC—Premium Finance Investments

United Lending, LLC (“UNITED”) hereby issues to ISF, redeemable preferred, Class A Membership Interests in UNITED in an amount equal to the principal amount of the investment made by ISF. Subject to the terms of this Agreement and UNITED’s operating agreement. UNITED’s Class A Membership Interests shall entitle ISF to all the economic benefit of the assets herein owned or acquired by UNITED. It is the express intent of the parties that the investments made pursuant to Class A Membership Interests be classified as equity for accounting purposes. The priority of payments under the Class A Membership Interests’ with respect to premium finance loan investments shall be as follows:

First to any senior lender according to the terms of such the senior facility;

Second, to any note holder or party who has been granted a security interest in the assets;

Third, to UNITED to the extent of any subordinate investment amounts to be released upon 100% realization of the premium finance loan; and

Fourth, to ISF all remaining cash flow from premium finance loans.

The Class A Membership Interests shall be redeemable only with the express authorization of ISF.

Exhibit A

Investment Request Form

            , 2008

GWG HOLDINGS, LLC

WORKING CAPITAL LOAN

The undersigned, a duly authorized officer of GWG HOLDINGS, LLC, a Delaware limited liability company (“GWG Holdings”) requests INSURANCE STRATEGIES FUND, LLC, make the following investments pursuant to the terms of that certain Investment Agreement, dated             ,

2008:

The working loan investment request is:

$

As of the date of this working loan investment request, the aggregate amount of the outstanding principal balance of working capital loans owed by GWG Holdings (prior to, and not inclusive of this request) is:

$

As of the date of this working loan investment request, the aggregate amount of accrued and unpaid interest on working capital loans owed by GWG Holdings is:

$

IN WITNESS WHEREOF, the undersigned has been duly authorized to execute this investment request.

GWG HOLDINGS, LLC

By:

Its:

ACCEPTED AND AGREED UPON

INSURANCE STRATEGIES FUND, LLC

By:

Its:

Date:

Investment Request Form

            , 2008

GWG LIFE SETTLEMENTS, LLC

SERIES I MEMBERSHIP PURCHASE

The undersigned, a duly authorized officer of GWG Life Settlements, LLC, a Delaware Limited liability company (“GWLife”) requests INSURANCE STRATEGIES FUND, LLC, make the following investments pursuant to the terms of that certain Investment Agreement, dated , 2008:

The amount of Series I membership interest purchase:

$

As of the date of this investment request, the aggregate amount Series I membership interests in GWLife, LLC purchased by INSURANCE STRATEGIES FUND, LLC (prior to, and not inclusive of this request) is:

$

IN WITNESS WHEREOF, the undersigned has been duly authorized to execute this investment request.

GWG LIFE SETTLEMENTS, LLC

By:

Its:

ACCEPTED AND AGREED UPON

INSURANCE STRATEGIES FUND, LLC

By:

Its:

Date:

Investment Request Form

            , 2008

UNITED LENDING, LLC

CLASS A MEMBERSHIP PURCHASE

The undersigned, a duly authorized officer of UNITED LENDING, LLC, a Minnesota limited liability company (“UNITED”) requests INSURANCE STRATEGIES FUND, LLC, make the following investments pursuant to the terms of that certain Investment Agreement, dated , 2008:

The amount of Class A membership interest purchase:

$

As of the date of this investment request, the aggregate amount Class A membership interests in UNITED LENDING, LLC purchased by INSURANCE STRATEGIES FUND, LLC (prior to, and not inclusive of this request) is:

$

IN WITNESS WHEREOF, the undersigned has been duly authorized to execute this investment request.

UNITED LENDING, LLC

By:

Its:

ACCEPTED AND AGREED UPON

INSURANCE STRATEGIES FUND, LLC

By:

Its:

Date:

Investment Request Form

__, 2008

OPPORTUNITY BRIDGE FUNDING, LLC

CLASS A MEMBERSHIP PURCHASE

The undersigned, a duly authorized officer of OPPORTUNITY BRIDGE FUNDING, LLC, a Delaware limited liability company (“OBF”) requests INSURANCE STRATEGIES FUND, LLC, make the following investments pursuant to the terms of that certain investment Agreement, dated ,

2008:

The amount of Class A membership interest purchase:

$

As of the date of this investment request, the aggregate amount Class A membership interests in OPPORTUNITY BRIDGE FUNDING, LLC purchased by INSURANCE STRATEGIES FUND, LLC (prior to, and not inclusive of this request) is:

$

IN WITNESS WHEREOF, the undersigned has been duly authorized to execute this investment request.

OPPORTUNITY BRIDGE FUNDING, LLC

By:

Its:

ACCEPTED AND AGREED UPON

INSURANCE STRATEGIES FUND, LLC

By:

Its:

Date:

EXHIBIT X-1 FORM NOTE

Hennepin County, Minnesota

$

Effective            ,             Date

Interest Rate:

Due on             ,

GWG HOLDINGS, LLC

GWG HOLDINGS, LLC (the “Issuer”), for value received, hereby promises to pay to the order of INSURANCE STRATEGIES LEND, LLC (the “Holder”), at such location as may be designated by

Holder from time to time, the principal amount of             Dollars ($ ), and to pay interest

on the unpaid balance thereof from the date hereof, in lawful money of the United States, as follows:

From the effective date shown above, Holder shall be paid simple annual interest at the rate set forth above per annum. All interest paid hereunder shall be based on a three hundred sixty (360) day year, consisting of twelve (12) months, each consisting of thirty (30) days. Interest shall be payable at maturity

The principal amount hereof, and any interest not theretofore paid, shall be due and payable on the due date set forth above. The Issuer may prepay this Note at any time without penalty.

This Notes is issued pursuant to that certain Investment Agreement (the “Investment Agreement”) between the issuer and the Holder. The terms of the Notes include those stated in the Investment Agreement and the Notes are subject to all such terms.

Under the Investment Agreement, the Issuer assigns and pledges to the Holder; to secure the payment of the principal and interest on the Notes, and the performance of all covenants made by the Issuer under the Investment Agreement and grants to the Holder a security interest in all assets of the Issuer.

Payments made to Holder shall be credited first on interest then due, and the remainder, if any, on principal and interest shall thereupon cease upon the principal so credited. Should default be made on payment of any installment when due, or of any obligation or covenant or warranty of the Issuer in the Investment Agreement, the whole sum of principal and interest shall become immediately due and payable, at the option of the Holder of this Note. All principal and interest shall be payable in lawful money of the United States.

Any notice required or permitted under this Note shall be given in writing and shall be deemed effectively given upon personal delivery or sent by first class mail, postage prepaid; to the party to be notified at the address indicated herein, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties.

Any term of this Note may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Holder. Any amendment or waiver effected in accordance with this section shall be binding upon the Holder and each future Holder of this Note.

This Note shall be binding upon the heirs, assigns, successors in interest, agents and employees of the parties hereto. The Issuer agrees to pay any and all attorneys’ fees and costs incurred by Holder and/or the Holder associated with the enforcement of the terms of this Note.

If one or more provisions of this Note are held to be unenforceable under applicable law; such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

This Note shall be governed and construed and enforced in accordance with the laws of the State of Minnesota.

GWG HOLDINGS, LLC, a Delaware limited liability corporation

By:

Name:

Title: